EXHIBIT 99.12

NEWS RELEASE

Contact:	David Kimichik	Tripp Sullivan
	Chief Financial Officer	Corporate Communications, Inc.
	(972) 490-9600	(615) 254-3376

ASHFORD HOSPITALITY TRUST REPORTS PRELIMINARY OPERATING
RESULTS FOR FOURTH QUARTER

Announces Date for Fourth Quarter Earnings Release and Conference Call

DALLAS — (February 20, 2004) — Ashford Hospitality Trust, Inc. (NYSE: AHT) today reported preliminary results for the fourth quarter and year ended December 31, 2003. Ashford Hospitality will report final results for both periods on March 24, 2004, with an earnings conference call on March 25, 2004.

Fourth Quarter and 2003 Operating Results

The operating results presented below include the unaudited results of the Company since its formation on August 28, 2003, combined with the results of its Predecessors. Internally, the Company uses this combined reporting to evaluate its operating performance and believes this presentation will provide investors with additional insight into its financial results. As of 12/31/03, Ashford owned 15 hotels with 2,380 rooms. This portfolio achieved RevPAR growth of 1.3% for the fourth quarter 2003 when compared to the fourth quarter 2002. When comparing the full year 2003 to full year 2002, the portfolio achieved RevPAR growth of 1.8%. These results are summarized below.

	Quarter Ended		Year Ended
	December 31,		December 31,
	2003	2002	2003	2002
RevPAR	$64.12	$63.28	$69.56	$68.31
ADR	$96.79	$94.86	$97.28	$99.77
Occupancy	66.3%	66.7%	71.5%	68.5%

Earnings Release and Investor Conference Call

The Company was not classified as an early filer for purposes of having to meet the accelerated filing deadline of March 15, 2004, for its Form 10-K. As a result, the Company’s independent auditors will not complete a full audit of the 2003 results until late March 2004. The Company has elected to await the completion of the audit for its first full quarter of operations instead of releasing unaudited financial results. Ashford Hospitality will conduct a conference call at 10:00 am EST on March 25, 2004, to discuss the fourth quarter 2003 results. The number to call for this interactive teleconference is 913-981-5508. A seven-day replay of the conference call will be available by dialing 719-457-0820 and entering the pass code: 524690.

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14180 Dallas Parkway, 9th Floor, Dallas, TX 75254	Phone: (972) 490-9600

AHT Reports Preliminary Operating Results for Fourth Quarter

February 20, 2004

Monty J. Bennett, President and CEO of Ashford Hospitality Trust, stated, “The fourth quarter operating results highlight the continued growth in RevPAR from our direct hotel investments. The improving operating environment we noted in the third quarter was once again evident with encouraging signs that business travel is beginning to pick up.

“Ashford Hospitality has made significant strides in building a diversified portfolio through direct hotel investments, mezzanine loans and first mortgage participations. The initial returns on these high quality investments met or exceeded our targeted levels, and reinforced the confidence we have in our investment strategy.”

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Ashford Hospitality Trust is a self-administered real estate investment trust focused exclusively on investing in the hospitality industry across all segments and at all levels of the capital structure, including direct hotel investments, first mortgages, mezzanine loans and sale-leaseback transactions. Additional information can be found on the Company’s web site at www.ahtreit.com.

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the section entitled “Risk Factors” in Ashford’s Registration Statement on Form S-11, as amended (File Number 333-105277), and from time to time, in Ashford’s other filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

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